Property, plant and equipment	12 Months Ended
Dec. 31, 2021
Property, plant and equipment
Property, plant and equipment

Note 8 –Property, plant and equipment

Property, plant and equipment consisted of the following as of December 31, 2021 and 2020:

	December 31,
	2021	2020

Leasehold land and buildings*	$58,927	$58,646
Leasehold improvements	17	17
Machinery and equipment	14	13
Vehicles and office equipment	261	141
Total	59,219	58,817
Impairment	(1,415)	(1,415)
Less: accumulated depreciation	(7,214)	(5,261)
Plant and equipment, net	$50,590	$52,141

*

As of December 31, 2020, leasehold land and buildings (a) with a carrying value of $47.67 million are pledged against the banking facilities from OCBC Wing Hang Bank Limited of HK$50.00 million ($6.41 million) of the Company and (b) with a carrying value of $4.37 million are pledged against the banking facilities from United Overseas Bank Limited of HK$127.54 million ($16.35 million) of a company beneficially owned by Luk Lai Ching Kimmy (a shareholder of the Company holding 4.2% of the Company’s ordinary shares as of December 31, 2020). This loan was fully settled on October 21, 2021.

Depreciation expense from continuing operations was $1,953, $2,099 and $2,084 for the years ended December 31, 2021, 2020 and 2019, respectively. Depreciation expense from discontinued operations was $nil, $209 and $83 for the years ended December 31, 2021, 2020 and 2019, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2021, 2020 and 2019, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses from continuing operations of approximately $nil, $970 and $60, respectively.